Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration No.:  333-105659

SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

Supplement dated June 22, 2007

to Prospectuses dated March 1, 2007

With this supplement, the Investor Shares Prospectus and the Advisor Shares Prospectus (each, a “Prospectus” and together, the “Prospectuses”) are being updated for Schroder Strategic Bond Fund (the “Fund”) with respect to the Portfolio Managers of the Fund.

Portfolio Managers:  The “Management of the Funds - Portfolio Managers” section in the Prospectuses is supplemented to reflect that Robert Michele, Lisa Coleman, and Nicholas Gartside have primary responsibility for making investment decisions for the Fund.  Louise Davies is no longer serving in the capacity of Portfolio Manager for the Fund.  The recent professional experience of Mr. Michele and Ms. Coleman is set forth in the Prospectuses.

The table in the “Management of the Funds - Portfolio Managers” section is revised to add the following:

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Strategic Bond Fund	Nicholas Gartside, CFA	Portfolio Manager	June, 2007	Mr. Gartside is a global government bond portfolio manager. Formerly, Euro government bond portfolio manager from 2002-2006.